Exhibit 10.4

SCHEDULE OF PARTIES TO MANAGEMENT AND EXECUTIVE EMPLOYMENT AGREEMENT

Parties to current form of amended and restated management agreement:

Name	Title
H. Chris Killingstad	President and Chief Executive Officer
Thomas Paulson	Vice President and Chief Financial Officer
Thomas J. Dybsky	Vice President, Administration
Andrew J. Eckert	Vice President, The Americas
Michael Schaefer	Vice President, Chief Technical Officer
Donald B. Westman	Vice President, Global Operations
Heidi M. Wilson	Vice President, General Counsel and Secretary
Richard H. Zay	Vice President, Global Marketing